                                    ANNUAL REPORT     DECEMBER 31, 2000

Prudential
Short-Term Corporate Bond Fund, Inc./
Income Portfolio

FUND TYPE       Debt

OBJECTIVE       High current income consistent with
                the preservation of principal

                     (GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

                                            (LOGO)

Build on the Rock

Investment Goals and Style

The Prudential Short-Term Corporate Bond Fund,
Inc./Income Portfolio seeks high current income consistent with the preservation of principal. The
Fund invests primarily in investment-grade corporate debt obligations issued by the U.S.
government and government-related entities that mature in six years or less. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of
total investments as of 12/31/00
     92.1%   U.S. Corporate Bonds
      3.4    U.S. Treasury Notes
      4.5    Cash & Equivalents

Credit Quality

Expressed as a percentage of
total investments as of 12/31/00
      3.4%   U.S. Government & Agency
      2.8    AA
     38.2    A
     48.1    BBB
      2.7    BB
      1.8    CCC
      3.0    Cash Equivalents

Ten Largest Issuers

Expressed as a percentage of
net assets as of 12/31/00
     5.2%    First Industrial L.P.
     3.4     U.S. Treasury Notes
     3.3     Qwest Capital Funding Inc.
     3.3     Keyspan Corp.
     3.1     Household Finance Corp.
     3.1     Sears Roebuck Acceptance Corp.
     3.0     Prudential Taxable Money Market
     2.7     PaineWebber Group, Inc.
     2.7     Goldman Sachs Group L.P.
     2.6     Capital One Bank

Holdings are subject to change.

                                    www.prudential.com    (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                      As of 12/31/00

                        One        Five          Ten            Since
                        Year       Years        Years         Inception2
Class A                 7.65%      30.33%    88.77%(86.57)   113.42% (107.49)
Class B                 7.21       26.55         N/A              49.07
Class C                 7.21       26.56         N/A              41.28
Class Z                 8.01        N/A          N/A              26.88
Lipper Short/Int. Inv.
Grade Debt Fund Avg.3   8.27       29.98        89.21              ***

Average Annual Total Returns1                             As of 12/31/00

                         One        Five         Ten             Since
                        Year       Years        Years         Inception2
Class A                4.15%       4.75%     6.21% (6.08)    6.61% (6.34)
 Class B                4.21        4.82         N/A             5.08
 Class C                5.14        4.61         N/A             5.37
 Class Z                8.01         N/A         N/A             6.07

Distributions and Yields                                  As of 12/31/00

                        Total Distributions             30-Day
                         Paid for 12 Months           SEC Yield
 Class A                       $0.64                    6.17%
 Class B                       $0.58                    5.87
 Class C                       $0.58                    5.81
 Class Z                       $0.67                    6.64

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 3.25% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 3%, 2%, 1%, and 1% for four years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately five years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 9/1/89; Class B,
12/9/92; Class C, 8/1/94; and Class Z, 12/16/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Short/Intermediate Investment Grade
Debt Fund category. The Lipper average is unmanaged. Funds in the Short/Intermediate
Investment Grade Debt category invest at least 65% of their assets in investment-grade debt issues
(rated in top four grades) with dollar-weighted average maturities of one to five years.

***Lipper Since Inception returns are 110.93% for
Class A, 57.56% for Class B, 46.35% for Class C, and 24.81% for Class Z, based on all funds in each share class.

(LOGO)                                           February 15, 2001

Dear Shareholder,

After many years of underperforming the stock market, the U.S. bond market generated superior returns in 2000. During the one-year reporting period ended December 31, 2000, the Prudential
Short-Term Corporate Bond Fund's Class A shares returned 7.65%--4.15% after deducting the Class A share initial sales charge. The Fund's return was lower than the 8.27% return of its peer group, the Lipper Short/Intermediate Investment Grade Debt
Fund Average.

The bond market got off to a slow start as the year began. The Federal Reserve Board (the Fed) was continuing its policy of raising interest rates in an attempt to slow economic growth and preempt a potential increase in inflation. As yields rose, bond prices fell, since yields and bond prices move in opposite directions.

However, in June, signs started to point to slower growth, and the Fed left rates unchanged after six consecutive rate hikes. As the year progressed, the U.S. economy continued to moderate, in fits and starts at first, and then at an accelerated pace, during the fourth quarter. The overall bond market experienced a sharp rally as yields fell in anticipation that the Fed would have to move quickly to lower interest rates to avoid a recession.

In summary, this year has again demonstrated the importance of maintaining a diversified portfolio and taking a long-term approach with your investments. On the following pages, you will find a more detailed review of the markets and the Fund's performance.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

David R. Odenath, Jr., President
Prudential Short-Term Corporate Bond Fund, Inc./Income Portfolio

Prudential Short-Term Corporate Bond Fund, Inc.       Income Portfolio

     Annual Report     December 31, 2000

Investment Adviser's Report

After a rocky start, the overall U.S. bond market performed well during the second half of the reporting period. As a result, bonds in general produced strong results for investors during the reporting period, especially when compared to the faltering stock market.

The turnaround occurred in earnest this summer, when it finally appeared that the Fed's aggressive monetary tightening policy was accomplishing its desired effect of slowing economic growth. The Fed then held interest rates steady from June through the end of 2000, initially maintaining its stance that rates could again increase. However, by the fourth quarter, many financial and economic indicators suggested an increased probability of a recession. The most significant signs of moderation included weak production data, higher weekly unemployment claims, and lower consumer confidence.
This caused Fed Chairman Alan Greenspan to change his position from a "tightening" to an "easing" bias. The shift energized an already strong bond market as yields fell sharply, with investors quickly "pricing in" a series of Fed interest-rate cuts in the coming months.

Longer-term Treasuries outperform

Another major factor affecting the bond market in
2000 was the U.S. Treasury Department's decision to
buy back long-maturity debt. The growing federal
budget surplus had lowered the government's
borrowing needs and allowed the government to
repurchase a portion of its publicly held debt. The
prospect of a decreasing supply of longer-term
Treasuries sent investors rushing to buy these
securities, which resulted in superior Treasury
performance and an inverted yield curve (where
interest rates for short-term securities are higher
than their longer-term counterparts). Normally,
investments with longer maturities command higher
yields due to their heightened sensitivity to
rising interest rates. By the end of the year, a
total of $30 billion in debt was "retired" by the
Treasury.
                                                         3

Prudential Short-Term Corporate Bond Fund, Inc.         Income Portfolio

     Annual Report     December 31, 2000

Strains in the corporate sector

During the reporting period, the Fund was able to generate solid results despite an increasingly volatile corporate bond market. Early in the period, corporate issues performed relatively well, especially in light of the rising interest-rate environment. This was partially due to investors' expectations that the economy was headed toward a "soft landing"--that is, the economy slows, but does not fall into a recession. When this occurs, corporate bonds typically hold their own, as issuers can often continue to meet their debt obligations.

However, as the year progressed, corporate bonds were negatively impacted by a number of factors.
These included weakening credit fundamentals in light of the rapid economic downturn, falling demand by mutual fund and institutional investors, and a record-setting supply of new issues. During this period, corporate bonds with higher credit ratings produced better relative results than their lower-rated counterparts.

Issue selection enhances returns A number of investment strategies contributed to the Fund's performance during the year. For example, we took advantage of the actively traded new issue market to purchase bonds at attractive prices.
Another winning strategy was increasing our exposure to the energy sector during the year. Rising energy prices throughout the year led to financial gains for companies that had access to natural gas supplies or electricity-generating capacity, and for those involved in oil and gas exploration and production. Examples of specific securities included Phillips Petroleum and Duke Energy Field
Services.

Areas of underperformance

There were a number of areas that did not live up to our
expectations during the year. For example, we
increased our exposure to the telecommunications
sector by purchasing securities at significant
discounts that we believed provided adequate
protection from industry weakness. However, the
sector continued to disappoint due to perceptions
of weakening fundamentals and
                                   www.prudential.com    (800) 225-1852

unexpectedly large supplies of new issues near year-end. Nonetheless, we are optimistic that the sector may be poised to rebound in 2001.

Several security-specific issues also detracted from results. Our holding in California utility company Southern California Edison underperformed due to disruptions in the California energy markets. The firm has run up significant debt this year because it is subject to a rate freeze, and has been unable to pass on its skyrocketing wholesale power costs to consumers. Our exposure to Finova Group Inc., a credit service firm, also hurt results as its bond price fell sharply during the period.

Looking Ahead

As we move into 2001, we are cautiously optimistic about the prospects for the U.S. corporate bond market. While the economy is clearly moderating at a rapid pace, we believe it continues to have enough momentum to avoid a recession. In addition, the prospects for a soft landing were enhanced when the Fed instituted its surprise interest-rate cut on January 3, 2001. We feel this was a very significant event, as it shows that the Fed is willing to aggressively cut rates to avoid a recession.

This environment should also serve to generate renewed interest in corporate bonds in general, and high-yield corporate (also known as junk) bonds in particular. Many of these issues are already trading at distressed prices, and a firming economy could lead to substantial investment opportunities.
Having said that, fundamentals remain challenging, with specific credits and sectors under earnings pressure and declining credit quality. As such, we are selectively looking to identify solid credits that can enhance the Fund's performance over the long term.

Prudential Short-Term Corporate Bond Fund Management Team

Prudential Short-Term Corporate Bond Fund, Inc.     Income Portfolio

     Annual Report    December 31, 2000

       Financial
           Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2000

Moody's         Principal
Rating*         Amount
(Unaudited)     (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  81.7%
Corporate Bonds  78.3%
                                 Abitibi-Consolidated, Inc.,
Baa3              $2,000         8.30%, 8/1/05                           $    2,020,000
                                 Aon Corp., Senior Note,
A3                 1,000         8.65%, 5/15/05                               1,067,320
                                 Arizona Public Service Co.,
Baa2                 650         7.625%, 8/1/05                                 672,451
                                 BankBoston Corp., Medium Term Note,
A2                   500         6.125%, 3/15/02                                499,055
                                 Bombardier Capital, Inc., Medium Term
                                  Note,
A3                 1,000         7.30%, 12/15/02                              1,015,000
                                 Cendant Corp.,
Baa1               2,000         7.75%, 12/1/03                               1,970,240
                                 Coca-Cola Enterprises, Inc.,
A2                 1,200         6.625%, 8/1/04                               1,220,016
                                 Cox Enterprises, Inc.,
Baa1                 300         6.625%, 6/14/02                                300,963
                                 Delta Air Lines, Inc.,
Baa3               1,000         6.65%, 3/15/04                                 960,000
                                 Deutsche Telekom International
                                  Finance,
A2                 1,000         7.75%, 6/15/05                               1,017,290
                                 Duke Energy Field Services LLC, Note,
Baa2               2,000         7.50%, 8/16/05                               2,081,200
                                 Duke Realty L.P.,
Baa1                 270         7.30%, 6/30/03                                 271,296
                                 East Coast Power LLC, Senior Note,
Baa3                 900         6.737%, 3/31/08                                879,488
                                 Entergy Louisiana Inc.,
Baa2               1,000(a)      8.50%, 6/1/03                                1,041,717
                                 Ford Motor Credit Co.,
A2                 2,000         6.625%, 6/30/03                              2,006,640
                                 Fort James Corp.,
Baa3               1,500         6.70%, 11/15/03                              1,423,995
                                 Fortune Brands, Inc.,
A2                   600         7.125%, 11/1/04                                601,974

    See Notes to Financial Statements                                      7

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2000 Cont'd.

Moody's         Principal
Rating*         Amount
(Unaudited)     (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
                                 General Motors Acceptance Corp.,
A2                $2,500         5.95%, 3/14/03                          $    2,462,925
                                 Goldman, Sachs Group L.P.,
A1                 1,000         6.25%, 2/1/03                                  995,100
                                 Goldman, Sachs Group L.P.,
A1                 2,500         7.80%, 7/15/02                               2,534,500
                                 Hartford Financial Services Group
                                  Inc.,
                                  Senior Note,
A2                 1,000         7.75%, 6/15/05                               1,020,000
                                 Heller Financial, Inc.,
A3                 2,500         6.00%, 3/19/04                               2,436,900
                                 Household Finance Corp., Medium Term
                                  Note,
A2                 3,000         6.125%, 7/15/02                              2,986,260
                                 International Paper Co.,
Baa1               2,000         8.00%, 7/8/03                                2,048,400
                                 ITT Corp.,
Ba1                1,000         6.75%, 11/15/03                                983,520
                                 Keyspan Corp.,
A3                 3,000         7.25%, 11/15/05                              3,119,340
                                 Lehman Brothers Holdings, Inc.,
A2                 1,500         6.625%, 4/1/04                               1,490,730
                                 Limestone Electron Trust, Senior
                                  Note,
Baa3               2,000         8.625%, 3/15/03                              2,057,520
                                 Litton Industries, Inc.,
Baa2               2,000         6.05%, 4/15/03                               1,972,920
                                 Mallinckrodt, Inc.,
Baa2               1,000         6.30%, 3/15/11                                 987,500
                                 Niagara Mohawk Power Corp.,
Baa2               2,000         7.375%, 8/1/03                               2,048,700
                                 Northrop Grumman Corp.,
Baa3               2,000         8.625%, 10/15/04                             2,130,420
                                 Osprey Trust,
Baa2               1,500         7.797%, 1/15/03                              1,516,815
                                 PaineWebber Group, Inc., Medium Term
                                  Note,
Aa1                2,500         7.015%, 2/10/04                              2,561,225

    8                                      See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2000 Cont'd.

Moody's         Principal
Rating*         Amount
(Unaudited)     (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
                                 Phillips Petroleum Co.,
Baa2              $1,000         8.50%, 5/25/05                          $    1,081,850
                                 Pinnacle One Partners L.P., Senior
                                  Note,
Ba1                1,000         8.83%, 8/15/04                               1,030,240
                                 Qwest Capital Funding Inc.,
Baa1               3,000         7.75%, 8/15/06                               3,125,460
                                 Royal KPN NV,
A3                 2,000         7.50%, 10/1/05                               1,932,960
                                 Sears Roebuck Acceptance Corp.,
                                  Medium Term Note,
A3                 3,000         6.38%, 10/7/02                               2,985,390
                                 South Carolina Electric & Gas Co.,
A1                 1,000         7.50%, 6/15/05                               1,042,940
                                 Southern California Edison Co.,
Caa2               2,000         7.20%, 11/3/03                               1,703,040
                                 Telecom de Puerto Rico,
Baa1               1,500         6.15%, 5/15/02                               1,477,500
                                 Telefonica Europe,
A2                 2,000         7.35%, 9/15/05                               1,970,000
                                 Tenneco Packaging, Inc.,
Baa3               1,000         7.20%, 12/15/05                                926,730
                                 Union Pacific Corp.,
Baa3               1,000         7.60%, 5/1/05                                1,041,100
                                 Utilicorp United, Inc.,
Baa3                 300         7.00%, 7/15/04                                 296,448
                                 Verizon Global Fund Corp.,
A1                 2,000         6.75%, 12/1/05                               2,014,840
                                 Vodafone Airtouch PLC,
A2                 1,300         7.625%, 2/15/05                              1,300,000
                                                                         --------------
                                 Total corporate bonds (cost
                                  $73,959,499)                               74,329,918
                                                                         --------------
-----------------------------------------------------------------------------------
U.S. Government Securities  3.4%
                                 United States Treasury Notes,
                   1,220         5.625%, 11/30/02                             1,229,907
                   1,905         5.75%, 11/15/05                              1,967,217
                                                                         --------------

    See Notes to Financial Statements                                      9

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2000 Cont'd.

Moody's         Principal
Rating*         Amount
(Unaudited)     (000)            Description                             Value (Note 1)
---------------------------------------------------------------------------------------------
                                 Total U.S. government securities
                                  (cost $3,167,032)                      $    3,197,124
                                                                         --------------
                                 Total long-term investments
                                  (cost $77,126,531)                         77,527,042
                                                                         --------------
SHORT-TERM INVESTMENTS  16.8%
-----------------------------------------------------------------------------------
Corporate Bonds  13.8%
                                 Capital One Bank,
Baa2              $2,500         7.08%, 10/30/01                              2,482,000
                                 CMS Energy Corp.,
Ba3                  500         8.00%, 7/1/01                                  496,250
                                 CSX Corp., Medium Term Note,
Baa2               2,000         5.85%, 9/17/01                               1,993,580
                                 First Industrial L.P.,
Baa2               5,000         6.50%, 4/5/01                                4,980,450
                                 Kroger Co.,
Baa3                 600         6.34%, 6/1/01                                  600,000
                                 Raytheon Co.,
Baa2               1,500         5.95%, 3/15/01                               1,496,265
                                 US West Cap Funding,
Baa1               1,060         6.875%, 8/15/01                              1,061,272
                                                                         --------------
                                 Total corporate bonds (cost
                                  $13,147,109)                               13,109,817
                                                                         --------------
Money Market  3.0%

                  Shares
                ----------
                2,828,215        Prudential Core Investment
                                  Fund-Taxable Money Market Series
                                  (Note 3)
                                  (cost $2,828,215)                           2,828,215
                                                                         --------------
                                 Total short-term investments
                                  (cost $15,975,324)                         15,938,032
                                                                        --------------
                                 Total Investments  98.5%
                                  (cost $93,101,855; Note 4)                 93,465,074
                                 Other assets in excess of
                                  liabilities  1.5%                           1,442,483
                                                                         --------------
                                 Net Assets  100%                        $   94,907,557
                                                                         --------------
                                                                         --------------

------------------------------
* The Fund's current Prospectus contains a description of Moody's rating.
(a) Pledged as initial margin for financial futures contracts.
L.P.--Limited Partnership.
LLC--Limited Liability Corporation.
PLC--Public Limited Company.
NV--Naamiuze Vennoostschap (Dutch Company).

    10                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Portfolio of Investments as of December 31, 2000 Cont'd.

The industry classification of portfolio holdings and other assets shown as a percentage of net assets as of December 31, 2000 was as follows:

Financial Services.....................................................   24.2%
Electrical Utilities...................................................    9.7
Telephones.............................................................    6.8
Private Placement......................................................    6.0
Aerospace/Defense......................................................    5.9
Paper..................................................................    5.8
Real Estate-Developers.................................................    5.5
Gas Distribution.......................................................    5.5
U.S. Government & Agency Obligations...................................    3.4
Transportation-Road & Rail.............................................    3.2
Retail.................................................................    3.2
Money Market...........................................................    3.0
Commercial Services....................................................    2.4
Oil & Gas-Production/Pipeline..........................................    2.2
Cellular Communications................................................    1.4
Beverages..............................................................    1.3
Oil & Gas..............................................................    1.1
Life Insurance.........................................................    1.1
Insurance..............................................................    1.1
Medical Products & Services............................................    1.0
Hotel/Motel............................................................    1.0
Containers & Packaging.................................................    1.0
Airlines...............................................................    1.0
Food/Drug/Retail.......................................................    0.6
Consumer Products......................................................    0.6
Banks..................................................................    0.5
                                                                         -----
                                                                          98.5
Other assets in excess of liabilities..................................    1.5
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     11

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Statement of Assets and Liabilities

                                                                December 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $93,101,855)                          $  93,465,074
Cash                                                                      1,073
Receivable for Fund shares sold                                         142,400
Interest receivable                                                   1,706,793
Due from broker - variation margin                                       13,079
Other assets                                                              2,865
                                                                -----------------
      Total assets                                                   95,331,284
                                                                -----------------
LIABILITIES
Payable for Fund shares reacquired                                      197,253
Accrued expenses                                                        124,948
Dividends payable                                                        43,391
Management fee payable                                                   31,862
Distribution fee payable                                                 26,273
                                                                -----------------
      Total liabilities                                                 423,727
                                                                -----------------
NET ASSETS                                                        $  94,907,557
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $      84,937
   Paid-in capital in excess of par                                 106,447,087
                                                                -----------------
                                                                    106,532,024
   Undistributed net investment income                                   77,114
   Accumulated net realized loss on investments                     (12,267,535)
   Net unrealized appreciation on investments                           565,954
                                                                -----------------
Net assets at December 31, 2000                                   $  94,907,557
                                                                -----------------
                                                                -----------------

    12                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($72,466,455 / 6,485,561 shares of common stock issued
      and outstanding)                                                   $11.17
   Maximum sales charge (3.25% of offering price)                           .38
                                                                -----------------
   Maximum offering price to public                                      $11.55
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($14,950,222 / 1,338,601 shares of common stock
      issued and outstanding)                                            $11.17
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share ($1,697,734
      / 152,012 shares of common stock issued and
      outstanding)                                                       $11.17
   Sales charge (1% of offering price)                                      .11
                                                                -----------------
   Offering price to public                                              $11.28
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($5,793,146 / 517,586 shares of common stock
      issued and outstanding)                                            $11.19
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     13

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $ 6,871,242
                                                                -----------------
Expenses
   Management fee                                                      401,380
   Distribution fee--Class A                                           191,548
   Distribution fee--Class B                                           133,404
   Distribution fee--Class C                                            14,268
   Transfer agent's fees and expenses                                  170,000
   Custodian's fees and expenses                                        82,000
   Reports to shareholders                                              55,000
   Registration fees                                                    35,000
   Legal fees and expenses                                              45,000
   Audit fee                                                            25,000
   Directors' fees and expenses                                         10,000
   Miscellaneous                                                         3,680
                                                                -----------------
      Total expenses                                                 1,166,280
                                                                -----------------
Net investment income                                                5,704,962
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                          (2,268,598)
   Financial futures contracts                                         161,547
                                                                -----------------
                                                                    (2,107,051)
                                                                -----------------
Net change in unrealized appreciation on:
   Investments                                                       3,444,627
   Financial futures contracts                                         202,735
                                                                -----------------
                                                                     3,647,362
                                                                -----------------
Net gain on investments                                              1,540,311
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 7,245,273
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Statement of Changes in Net Assets

                                                      Year Ended December 31,
                                                 ---------------------------------
                                                       2000               1999
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $   5,704,962      $  6,537,082
   Net realized loss on investment
      transactions                                    (2,107,051)       (1,871,916)
   Net change in unrealized appreciation
      (depreciation) on investments                    3,647,362        (2,704,900)
                                                 -----------------    ------------
   Net increase in net assets resulting from
      operations                                       7,245,273         1,960,266
                                                 -----------------    ------------
Dividends from net investment income (Note 1)
      Class A                                         (4,423,825)       (4,779,259)
      Class B                                           (936,485)       (1,502,384)
      Class C                                           (100,194)          (90,019)
      Class Z                                           (244,458)         (165,420)
                                                 -----------------    ------------
                                                      (5,704,962)       (6,537,082)
                                                 -----------------    ------------
Fund share transactions (Net of share
   conversions) (Note 6)
   Net proceeds from shares subscribed                23,561,384        63,059,266
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends                                        4,064,360         4,539,763
   Cost of shares reacquired                         (48,113,946)      (80,194,949)
                                                 -----------------    ------------
   Net decrease in net assets from Fund share
      transactions                                   (20,488,202)      (12,595,920)
                                                 -----------------    ------------
Total decrease                                       (18,947,891)      (17,172,736)
NET ASSETS
Beginning of year                                    113,855,448       131,028,184
                                                 -----------------    ------------
End of year(a)                                     $  94,907,557      $113,855,448
                                                 -----------------    ------------
                                                 -----------------    ------------
(a) Includes undistributed net investment
income of                                          $      77,114      $         --
                                                 -----------------    ------------

    See Notes to Financial Statements                                     15

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements

      Prudential Short-Term Corporate Bond Fund (the 'Fund'), formerly known as Prudential Structured Maturity Fund, Inc., is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund consists of two portfolios--the Income Portfolio (the 'Portfolio') and the Municipal Income Portfolio. The Municipal Income Portfolio has not yet begun operations. The Portfolio's investment objective is high current income consistent with the preservation of principal. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

      Securities Valuation: The Board of Directors has authorized the use of an independent pricing service to determine valuations of U.S. Government and corporate obligations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Securities and assets for which market quotations are not readily available, are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Portfolio.

      All securities are valued as of 4:15 p.m., New York time.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Portfolio's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income:    Security
transactions are recorded on the trade date. Realized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements: stated coupon, original issue discount and market

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements Cont'd.

discount, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.

      In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Portfolio to amortize premium on all fixed-income securities. Upon initial adoption, the Portfolio will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Portfolio's net assets value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Portfolio expects that the impact of the adoption of this principle will not be material to the financial statements.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Portfolio invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value. Under a variety of circumstances, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

      Federal Income Taxes:    It is the Portfolio's policy to continue to meet
the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements Cont'd.

      Dividends and Distributions:    The Portfolio declares daily and pays
monthly dividends from net investment income. Distributions from net capital gains, if any, will be declared at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

      Reclassification of Capital Accounts:    The Fund accounts and reports for
distributions to shareholders in accordance with the American Institute of Certified Public Accountants', Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $77,114 and increase accumulated net realized loss on investments by $77,114, due to the sale of securities purchased with market discount during the year ended December 31, 2000. Net investment income, net realized gains and net assets were not affected by the change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIC's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .40 of 1% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C, and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements Cont'd.

accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively for the year ended December 31, 2000.

      PIMS has advised the Portfolio that it received approximately $17,000 and $2,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, for the year ended December 31, 2000. From these fees, PIMS paid a substantial part of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Portfolio that during the year ended December 31, 2000, it received approximately $24,600 and $5,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC and PIMS are indirect wholly owned subsidiaries of The Prudential Insurance Company of America.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2000, the Fund incurred fees of approximately $162,700 for the services of PMFS. As of December 31, 2000, approximately $12,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      The Portfolio invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PIFM. During the year ended December 31, 2000, the Portfolio earned income of approximately $72,000 from the Series by investing their excess cash.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2000 aggregated $134,738,213 and $157,856,951, respectively.

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements Cont'd.

      During the year ended December 31, 2000, the Fund entered into financial futures contracts. Details of open contracts at December 31, 2000 are as follows:

                                                   Value at        Value at
Number of                         Expiration     December 31,       Trade          Unrealized
Contracts           Type             Date            2000            Date         Appreciation
---------     ----------------    -----------    ------------     ----------     ---------------
               Long Position:
    93          5-yr. T-Note      Mar. '01        $9,631,313      $9,428,578        $ 202,735
                                                                                 ---------------
                                                                                 ---------------

      The United States federal income tax basis of the Fund's investments at December 31, 2000 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation for the United States tax purposes was $363,219 (gross unrealized appreciation--$1,268,127; gross unrealized depreciation--$904,908).

      For federal income tax purposes, the Portfolio had a capital loss carryforward as of December 31, 2000 of approximately $11,701,210, of which $5,082,209 expires in 2002, and $3,149,332 expires in 2004, and $1,537,080 expires in 2007, and $1,932,589 expires in 2008. In addition, the Fund will elect to treat net capital losses of approximately $364,000 incurred in the two month period ended December 31, 2000 as having been incurred in the following fiscal year. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

Note 5. Capital
The Portfolio offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements Cont'd.

shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million authorized shares of $.01 par value common stock, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 62,500,000 authorized shares. Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
-------                                                      ----------    ------------
Year ended December 31, 2000:
Shares sold                                                   1,213,617    $ 13,383,099
Shares issued in reinvestment of dividends                      282,592       3,111,972
Shares reacquired                                            (3,254,650)    (35,824,111)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,758,441)    (19,329,040)
Shares issued upon conversion from Class B                      475,835       5,238,405
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (1,282,606)   $(14,090,635)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 1999:
Shares sold                                                   1,885,912    $ 21,004,322
Shares issued in reinvestment of dividends                      299,319       3,345,005
Shares reacquired                                            (2,532,550)    (28,250,642)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (347,319)     (3,901,315)
Shares issued upon conversion from Class B                      651,983       7,293,535
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   304,664    $  3,392,220
                                                             ----------    ------------
                                                             ----------    ------------
Class B
-------
Year ended December 31, 2000:
Shares sold                                                     340,623    $  3,749,678
Shares issued in reinvestment of dividends                       57,685         634,650
Shares reacquired                                              (612,263)     (6,725,832)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (213,955)     (2,341,504)
Shares reacquired upon conversion into Class A                 (475,946)     (5,238,405)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (689,901)   $ (7,579,909)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 1999:
Shares sold                                                     650,438    $  7,273,867
Shares issued in reinvestment of dividends                       87,478         979,270
Shares reacquired                                            (1,535,229)    (17,199,140)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (797,313)     (8,946,003)
Shares reacquired upon conversion into Class A                 (651,983)     (7,293,535)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                (1,449,296)   $(16,239,538)
                                                             ----------    ------------
                                                             ----------    ------------

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Notes to Financial Statements Cont'd.

Class C                                                        Shares         Amount
-------                                                       ----------    ------------
Year ended December 31, 2000:
Shares sold                                                      46,617    $    513,148
Shares issued in reinvestment of dividends                        7,539          82,944
Shares reacquired                                              (101,039)     (1,111,585)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   (46,883)   $   (515,493)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 1999:
Shares sold                                                     187,639    $  2,081,082
Shares issued in reinvestment of dividends                        7,007          78,120
Shares reacquired                                              (127,779)     (1,422,858)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                    66,867    $    736,344
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
-------
Year ended December 31, 2000:
Shares sold                                                     536,070    $  5,915,459
Shares issued in reinvestment of dividends                       21,292         234,794
Shares reacquired                                              (406,024)     (4,452,418)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   151,338    $  1,697,835
                                                             ----------    ------------
                                                             ----------    ------------
Year ended December 31, 1999:
Shares sold                                                   2,889,588    $ 32,699,995
Shares issued in reinvestment of dividends                       12,290         137,368
Shares reacquired                                            (2,939,772)    (33,322,309)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   (37,894)   $   (484,946)
                                                             ----------    ------------
                                                             ----------    ------------

       Prudential Short-Term Corporate Bond Fund       Income Portfolio


                Financial
                    Highlights

 ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
 ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
 ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
 ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 10.99
                                                                    --------
Income from investment operations:
Net investment income                                                    .64
Net realized and unrealized gain (loss) on investment
   transactions                                                          .18
                                                                    --------
      Total from investment operations                                   .82
                                                                    --------
Less distributions:
Dividends from net investment income                                    (.64)
Dividends in excess of net investment income                              --
                                                                    --------
      Total distributions                                               (.64)
                                                                    --------
Net asset value, end of year                                         $ 11.17
                                                                    --------
                                                                    --------
TOTAL RETURN(a):                                                        7.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $72,467
Average net assets (000)                                             $76,619
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.07%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .82%
   Net investment income                                                5.77%
For Class A, B, C and Z shares:
   Portfolio turnover                                                    171%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

    24                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights Cont'd.

                                    Class A
-------------------------------------------------------------------------------
                            Year Ended December 31,
-------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------
    $  11.42             $  11.35             $  11.36             $  11.63
    --------             --------             --------             --------
         .62                  .68                  .74                  .73
        (.43)                  07                  .01                 (.25)
    --------             --------             --------             --------
         .19                  .75                  .75                  .48
    --------             --------             --------             --------
        (.62)                (.68)                (.74)                (.73)
          --                   --                 (.02)                (.02)
    --------             --------             --------             --------
        (.62)                (.68)                (.76)                (.75)
    --------             --------             --------             --------
    $  10.99             $  11.42             $  11.35             $  11.36
    --------             --------             --------             --------
    --------             --------             --------             --------
        1.72%                6.81%                6.81%                4.32%
    $ 85,360             $ 85,213             $ 65,431             $ 77,031
    $ 86,025             $ 73,382             $ 70,899             $ 81,745
        1.02%                 .81%                 .94%                 .86%
         .77%                 .71%                 .84%                 .76%
        5.56%                5.98%                6.51%                6.38%
         168%                 301%                 180%                 170%

    See Notes to Financial Statements                                     25

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights Cont'd.

                                                                     Class B
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                                   $ 10.98
                                                                    --------
Income from investment operations:
Net investment income                                                    .58
Net realized and unrealized gain (loss) on investment
   transactions                                                          .19
                                                                    --------
      Total from investment operations                                   .77
                                                                    --------
Less distributions:
Dividends from net investment income                                   (0.58)
Dividends in excess of net investment income                              --
                                                                    --------
      Total distributions                                              (0.58)
                                                                    --------
Net asset value, end of year                                         $ 11.17
                                                                    --------
                                                                    --------
TOTAL RETURN(a):                                                        7.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $14,950
Average net assets (000)                                             $17,787
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.57%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .82%
   Net investment income                                                5.26%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

    26                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights Cont'd.

                                    Class B
-------------------------------------------------------------------------------
                            Year Ended December 31,
-------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------
    $  11.41             $  11.35             $  11.36             $  11.63
----------------     ----------------     ----------------     ----------------
         .56                  .61                  .67                  .65
        (.43)                 .06                  .01                 (.25)
----------------     ----------------     ----------------     ----------------
         .13                  .67                  .68                  .40
----------------     ----------------     ----------------     ----------------
        (.56)                (.61)                (.67)                (.65)
          --                   --                 (.02)                (.02)
----------------     ----------------     ----------------     ----------------
        (.56)                (.61)                (.69)                (.67)
----------------     ----------------     ----------------     ----------------
    $  10.98             $  11.41             $  11.35             $  11.36
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        1.21%                6.03%                6.13%                3.64%
    $ 22,281             $ 39,694             $ 71,030             $ 94,490
    $ 29,870             $ 56,913             $ 81,673             $106,224
        1.52%                1.46%                1.59%                1.51%
         .77%                 .71%                 .84%                 .76%
        5.03%                5.36%                5.87%                5.73%

    See Notes to Financial Statements                                     27

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights Cont'd.

                                                                     Class C
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                                   $ 10.98
                                                                     -------
Income from investment operations:
Net investment income                                                    .58
Net realized and unrealized gain (loss) on investment
   transactions                                                          .19
                                                                     -------
      Total from investment operations                                   .77
                                                                     -------
Less distributions:
Dividends from net investment income                                    (.58)
Dividends in excess of net investment income                              --
                                                                     -------
      Total distributions                                               (.58)
                                                                     -------
Net asset value, end of year                                         $ 11.17
                                                                     -------
                                                                     -------
TOTAL RETURN(a):                                                        7.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 1,698
Average net assets (000)                                             $ 1,902
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.57%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .82%
   Net investment income                                                5.27%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

    28                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights Cont'd.

                                    Class C
-------------------------------------------------------------------------------
                            Year Ended December 31,
-------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------
     $11.41               $11.35               $11.36               $11.63
    -------              -------              -------              -------
        .57                  .61                  .67                  .65
       (.43)                 .06                  .01                 (.25)
    -------              -------              -------              -------
        .14                  .67                  .68                  .40
    -------              -------              -------              -------
       (.57)                (.61)                (.67)                (.65)
         --                   --                 (.02)                (.02)
    -------              -------              -------              -------
       (.57)                (.61)                (.69)                (.67)
    -------              -------              -------              -------
     $10.98               $11.41               $11.35               $11.36
    -------              -------              -------              -------
    -------              -------              -------              -------
       1.21%                6.03%                6.13%                3.64%
     $2,185               $1,507               $1,314               $1,396
     $1,767               $1,351               $1,329               $1,270
       1.52%                1.46%                1.59%                1.51%
        .77%                 .71%                 .84%                 .76%
       5.10%                5.36%                5.87%                5.73%

    See Notes to Financial Statements                                     29

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Financial Highlights Cont'd.

                                                             Class Z
                                  --------------------------------------------------------------
                                                                                    December 16,
                                                                                      1996(c)
                                             Year Ended December 31,                  Through
                                  ---------------------------------------------     December 31,
                                      2000          1999       1998       1997          1996
------------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning of
   year                              $11.00        $11.42     $11.35     $11.37        $11.41
                                  ------------     ------     ------     ------     ------------
Income from investment
operations:
Net investment income                   .67           .65        .69        .77           .09
Net realized and unrealized
   gain (loss) on investment
   transactions                         .19          (.42)       .07        .02          (.02)
                                  ------------     ------     ------     ------     ------------
      Total from investment
      operations                        .86           .23        .76        .79           .07
                                  ------------     ------     ------     ------     ------------
Less distributions:
Dividends from net investment
   income                              (.67)         (.65)      (.69)      (.77)         (.09)
Dividends in excess of net
   investment income                     --            --         --       (.04)         (.02)
                                  ------------     ------     ------     ------     ------------
      Total distributions              (.67)         (.65)      (.69)      (.81)         (.11)
                                  ------------     ------     ------     ------     ------------
Net asset value, end of year         $11.19        $11.00     $11.42     $11.35        $11.37
                                  ------------     ------     ------     ------     ------------
                                  ------------     ------     ------     ------     ------------
TOTAL RETURN(a):                       8.01%         2.07%      6.92%      7.01%          .59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)        $5,793        $4,029     $4,614     $  784        $  200(d)
Average net assets (000)             $4,036        $2,833     $1,748     $  313        $  200(d)
Ratios to average net assets:
   Expenses, including
      distribution fees                 .82%          .77%       .71%       .84%          .76%(b)
   Expenses, excluding
      distribution fees                 .82%          .77%       .71%       .84%          .76%(b)
   Net investment income               6.06%         5.84%      6.03%      6.71%         6.48%(b)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
(d) Figures are actual and are not rounded to the nearest thousand.

    30                                     See Notes to Financial Statements

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Short-Term Corporate Bond Fund, Inc., Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Short-Term Corporate Bond Fund, Inc., Income Portfolio, formerly, Prudential Structured Maturity Fund, Inc., Income Portfolio (the 'Fund') at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 14, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2001

       Prudential Short-Term Corporate Bond Fund       Income Portfolio
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Portfolio's fiscal year end (December 31, 2000) as to the federal tax status of dividends paid by the Portfolio during such fiscal year.

      During 2000, dividends were paid from net investment income of $.64 per share for Class A shares, $.58 per share for Class B shares, $.58 per share for Class C shares and $.67 per share for Class Z shares and are taxable as ordinary income. We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 8.57% of the dividends paid by the Portfolio qualifies for such deduction.

      We wish to advise you that the corporate dividends received deduction for the Portfolio is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV.

Prudential Short-Term Corporate Bond Fund, Inc.     Income Portfolio

     Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential
Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

There's No Reward Without Risk; but Is This Risk
Worth It?
Your financial professional can help you match the reward you seek with the risk you can tolerate.
Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

Keeping Up With the Joneses
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential Short-Term Corporate Bond Fund, Inc.      Income Portfolio

Class A     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00

                     One Year    Five Years    Ten Years    Since Inception
With Sales Charge      4.15%       4.75%      6.21% (6.08)   6.61% (6.34)
Without Sales Charge   7.65%       5.44%      6.56% (6.44)   6.92% (6.65)

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Short-Term Corporate
Bond Fund, Inc./Income Portfolio (Class A shares) with a similar investment in the Lehman Brothers
Intermediate Government/Corporate Bond Index (the
Index) by portraying the initial account values at the beginning of the ten-year period for Class A shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1990 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and
(c) all dividends and distributions were reinvested.
Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity. The Index gives a broad look at how short- and intermediate-term bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Effective January 1, 2001, the Fund changed its benchmark index to the Lehman 1-5 Year U.S. Credit
Index, reflecting the elimination of the Fund's
"laddered" maturity strategy. The Index is composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. To qualify, bonds must be SEC registered.

                                www.prudential.com    (800) 225-1852

Class B      Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00

                      One Year    Five Years    Ten Years    Since Inception
With Sales Charge       4.21%       4.82%         N/A             5.08%
Without Sales Charge    7.21%       4.82%         N/A             5.08%

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Short-Term
Corporate Bond Fund, Inc./Income Portfolio (Class B shares) with a similar investment in the Lehman
Brothers Intermediate Government/Corporate Bond
Index (the Index) by portraying the initial account values at the commencement of operations of Class B shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1992 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class
B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately five years after purchase. This conversion feature is not reflected in the graph.

The Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity. The Index gives a broad look at how short- and intermediate-term bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Effective January 1, 2001, the Fund changed its benchmark index to the Lehman 1-5 Year U.S. Credit
Index, reflecting the elimination of the Fund's
"laddered" maturity strategy. The Index is composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. To qualify, bonds must be SEC registered.

Prudential Short-Term Corporate Bond Fund, Inc.     Income Portfolio

Class C     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00

                      One Year    Five Years   Ten Years   Since Inception
With Sales Charge       5.14%       4.61%         N/A           5.37%
Without Sales Charge    7.21%       4.82%         N/A           5.53%

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Short-Term
Corporate Bond Fund, Inc./Income Portfolio (Class C shares) with a similar investment in the Lehman
Brothers Intermediate Government/Corporate Bond
Index (the Index) by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1994 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity. The Index gives a broad look at how short- and intermediate-term bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The
Index is not the only one that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Effective January 1, 2001, the Fund changed its benchmark index to the Lehman 1-5 Year U.S. Credit Index, reflecting the elimination of the Fund's
"laddered" maturity strategy. The Index is composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. To qualify, bonds must be SEC registered.

                                    www.prudential.com     (800) 225-1852

Class Z      Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00

                       One Year    Five Years    Ten Years    Since Inception
With Sales Charge        8.01%        N/A          N/A            6.07%
Without Sales Charge     8.01%        N/A          N/A            6.07%

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Short-Term
Corporate Bond Fund, Inc./Income Portfolio (Class Z shares) with a similar investment in the Lehman
Brothers Intermediate Government/Corporate Bond
Index (the Index) by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1996 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity. The Index gives a broad look at how short- and intermediate-term bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The
Index is not the only one that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Effective January 1, 2001, the Fund changed its benchmark index to the Lehman 1-5 Year U.S. Credit
Index, reflecting the elimination of the Fund's
"laddered" maturity strategy. The Index is composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. To qualify, bonds must be SEC registered.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols NASDAQ  CUSIP
     Class A PBSMX 74437L101
     Class B PSMBX 74437L200
     Class C PIFCX 74437L309
     Class Z PIFZX 74437L408

MF140E

(ICON)   Printed on Recycled Paper